UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2024

Central Index Key Number of the issuing entity: 0002039535

Benchmark 2024-V11 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-260277-07	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On November 20, 2024, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2024-V11 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2024-V11 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-2, Class A-3, Class X-A, Class X-B, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class D, Class X-ERR, Class X-FRR, Class X-GRR, Class X-JRR, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $937,993,000, to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“BCI”), BMO Capital Markets Corp. (“BMO Capital”), AmeriVet Securities, Inc. (“AmeriVet”) and Drexel Hamilton, LLC (“Drexel” and, together with DBSI, CGMI, GS&Co., BCI, BMO Capital and AmeriVet, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 1, 2024 (the “Underwriting Agreement”), between the Registrant, German American Capital Corporation (“GACC”) and the Underwriters. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Registrant’s Preliminary Prospectus, dated October 28, 2024 (the “Preliminary Prospectus”), and by the Prospectus, dated November 4, 2024 (the “Prospectus”), in negotiated transactions or otherwise, at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

The Registrant sold all of the Privately Offered Certificates, having an aggregate certificate balance of $105,672,000, to DBSI, CGMI, GS&Co., BCI, BMO Capital, AmeriVet and Drexel (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of November 1, 2024, between the Registrant, GACC and the Initial Purchasers. The Privately Offered Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,360,708, were approximately $1,040,637,621. Of the expenses paid by the Registrant, approximately $0 was paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $125,000 were paid to or for the Underwriters and $5,235,708 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $105,672,000, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 to the Registrant’s Form 8-K filed on November 5, 2024 and in the Prospectus referred to above. The related registration statement (file no. 333-260277) was originally declared effective on February 28, 2022.

Credit Risk Retention

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection

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with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date by Eightfold Real Estate Capital Fund VI, L.P., acting as third-party purchaser under the Risk Retention Rule, of the Class X-ERR, Class X-FRR, Class X-GRR, Class X-JRR, Class E-RR, Class F-RR, Class G-RR and Class J-RR Certificates (together, the “HRR Certificates”). The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule).

The fair value of the HRR Certificates is equal to approximately $52,496,554, representing approximately 5.019% of the aggregate fair value of all the Certificates (other than the Class R Certificates). The aggregate fair value of all Certificates (other than the Class R Certificates) is approximately $1,045,998,330. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all Certificates (other than the Class R Certificates) issued by the Issuing Entity.

The Retaining Sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $52,299,916, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Certificates (other than the Class R Certificates).

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Preliminary Prospectus dated October 28, 2024 (the “Preliminary Prospectus”) and filed with the Securities and Exchange Commission on October 28, 2024 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above. The fair values disclosed in the Preliminary Prospectus under the heading “Credit Risk Retention” assumed (i) an initial Certificate Balance of the Class A-2 Certificates of $300,000,000, while the fair value set forth above assumes an initial Certificate Balance of the Class A-2 Certificates of $240,000,000, (ii) an initial Certificate Balance of the Class A-3 Certificates of $430,565,000, while the fair value set forth above assumes an initial Certificate Balance of the Class A-3 Certificates of $490,565,000, (iii) an initial Certificate Balance of the Class D Certificates of $12,211,000, while the fair value set forth above assumes an initial Certificate Balance of the Class D Certificates of $12,629,000, (iv) an initial Notional Amount of the Class X-D Certificates of $12,211,000, while the fair value set forth above assumes an initial Notional Amount of the Class X-D Certificates of $12,629,000, (v) an initial Certificate Balance of the Class E-RR Certificates of $20,404,000, while the fair value set forth above assumes an initial Certificate Balance of the Class E-RR Certificates of $19,986,000, and (vi) an initial Notional Amount of the Class X-ERR Certificates of $20,404,000, while the fair value set forth above assumes an initial Notional Amount of the Class X-ERR Certificates of $19,986,000.

Retained Interests in This Securitization

Citibank, N.A., an affiliate of Citi Real Estate Funding Inc. (“CREFI”), a sponsor of the securitization, will purchase the Class R certificates on the Closing Date. Information regarding other interest(s) in the securitization being retained by CREFI and/or its affiliates is further described in the Prospectus, which was filed with the Securities and Exchange Commission on November 5, 2024.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated November 20, 2024.
8.1	Tax Opinion of Sidley Austin LLP, dated November 20, 2024 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: Managing Director

Dated: November 20, 2024

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